Priority Technology Holdings, Inc. Supplemental Slides for the Third Quarter 2021 Earnings Call November 15, 2021 EXHIBIT 99.2

Forward-Looking Statement 1 Important Notice Regarding Forward-Looking Statements and Non-GAAP Measures This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services, and other statements identified by words such as “may,” “will,” “should,” “anticipates,” “believes,” “expects,” “plans,” “future,” “intends,” “could,” “estimate,” “predict,” “projects,” “targeting,” “potential” or “contingent,” “guidance,” “anticipates,” “outlook” or words of similar meaning. These forward- looking statements include, but are not limited to, the expected returns and other benefits of the merger of Priority Technology Holdings, Inc.’s (“Priority”, “we”, “our” or “us”) with Finxera Holdings, Inc. (“Finxera”) to shareholders, expected improvement in operating efficiency resulting from the merger, estimated expense reductions resulting from the transactions and the timing of achievement of such reductions, and our 2021 outlook and statements regarding our market and growth opportunities,. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive risks, trends and uncertainties that could cause actual results to differ materially from those projected, expressed, or implied by such forward-looking statements. These forward-looking statements may include, but are not limited to, statements about the effects of the COVID-19 pandemic on our revenues and financial operating results. Our actual results could differ materially, and potentially adversely, from those discussed or implied herein. We caution that it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results. All forward- looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this presentation in the context of the risks and uncertainties disclosed in our Securities and Exchange Commission (“SEC”) filings, including our Annual Report on Form 10-K and our Quarterly Report on Form 10-Q filed with the SEC on May 14, 2021, August 16, 2021, and November 15, 2021, respectively. These filings are available online at www.sec.gov or www.PRTH.com. We caution you that the important factors referenced above may not contain all of the factors that are important to you. In addition, we cannot assure you that we will realize the results or developments we expect or anticipate or, even if substantially realized, that they will result in the consequences we anticipate or affect us or our operations in the way we expect. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. The forward-looking statements included in this presentation are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward- looking statement as a result of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements. We qualify all of our forward-looking statements by these cautionary statements. Statements included in this presentation include non-GAAP financial measures, including: (i) Revenue Growth, (ii) EBITDA Growth Acceleration, (iii) Run-Rate PF Net Revenue, (iv) Run-Rate Organic PF Net Revenue Growth, (v) Integrated Revenue, (vi) Run-Rate PF Adj. EBITDA, (vii) PF Adj. EBITDA Growth, (viii) PF Adj. EBITDA Margins, (ix) PF Annual Free Cash Flow. Priority does not provide a reconciliation for projected non-GAAP financial measures to their comparable GAAP financial measures because it could not do so without unreasonable effort due to the unavailability of the information needed to calculate reconciling items. Priority does not believe that a GAAP reconciliation would provide meaningful supplemental information about the Priority’s outlook. Management believes that non-GAAP financial measures provide a greater understanding of ongoing performance and operations, and enhance comparability with prior periods. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as determined in accordance with GAAP, and investors should consider Priority’s performance and financial condition as reported under GAAP and all other relevant information when assessing its performance or financial condition. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP. Non-GAAP financial measures may not be comparable to non- GAAP financial measures presented by other companies.

Revenue, Gross Profit and Adjusted EBITDA Third Quarter Highlights 2 • Revenue of $132.5 million increased 21.6% from $109.0 million in 2020 ➢ Q3 2021 includes $3.0M from Finxera business acquired on 9/17/21 ➢ Q3 2020 includes $3.9M from RentPayment business disposed on 9/22/20 • Gross profit of $39.7 million increased 16.8% from $34.0 million in 2020 • Gross profit margin of 30.0% decreased 120 basis points from 31.2% in 2020 • Operating Income of $8.3 million increased 17.2% from $7.0 million in 2020 • Adjusted EBITDA of $23.6 million increased 20.0% from $19.6 million in 2020 ➢ Q3 2021 includes $2.0M from Finxera business acquired on 9/17/21 ➢ Q3 2020 includes $2.6M from RentPayment business disposed on 9/22/20 (dollars in millions)

Revenue • Consumer Payments increased 24.9% to $124.0 million from $99.3 million • Commercial Payments decreased 16.3% to $4.2 million from $5.0 million ➢ CPX increased 3.9% to $1.6 million from $1.5 million ➢ Managed Services decreased 25.1% to $2.6 million from $3.5 million • Integrated Partners decreased 7.1% to $4.3 million from $4.7 million ➢ Finxera revenue of $3.0 million in Q3 2021 ➢ Rent Payment revenue of $3.9 million in Q3 2020 Revenue Growth (Decline) by Segment Third Quarter 2021 Revenue of $132.5 million increased 21.6% from $109.0 million in 2020 (dollars in millions) 3

Key Consumer Payments Revenue Growth Contributors Strong Growth in Base partially offset by risk paring in SMA Strong Revenue Growth Momentum in Base and SMA (dollars in millions) • Revenue of $124.0 million increased $24.7 million, or 24.9%, from $99.3 million ➢ Base Revenue of $120.2 million increased $30.0 million, or 33%, from $90.2 million ➢ SMA Revenue of $3.8 million decreased $5.3 million, or 58.0%, from $9.2 million 4

• Bankcard Volume of $13.8 billion increased $2.6 billion, or 23.0%, from $11.2 billion ➢ Base of $13.7 billion increased $2.6 billion, or 23.4%, from $11.1 billion ➢ SMA of $99.7 million decreased $20.3 million, or 16.9%, from $120.0 million • Bankcard Transactions of 151.5 million increased 28.9 million, or 23.6%, from 122.6 million ➢ Base of 150.6 million increased 30.0 million, or 248%, from 120.1 million ➢ SMA of 0.9 million decreased 1.1 million, or 53.5%, from 2.0 million • Average Ticket of $91.19 decreased $0.44, or 0.5%, from $91.62 ➢ Base Average Ticket of $91.09 decreased $1.06, or 1.1%, from $92.14 ➢ SMA Average Ticket of $107.72 increased $47.48, or 78.8%, from $60.24 Consumer Payments Merchant Bankcard Volume Third Quarter 2021 Merchant Bankcard Volume of $13.8 billion increased 23% from $11.2 billion 5 Merchant Bankcard Dollar Volume Merchant Bankcard Transactions (dollars in millions) (in millions)

• New Merchant Boards remain strong ➢ Historically, monthly new merchant boards average in the range of 4,300 - 5,000 ➢ Monthly Third Quarter average of 4,473 in 2021 compared to 4,638 in 2020 • SMA merchant count at the end of Third Quarter 2021 was 1,009 compared with 1,799 at the end of First Quarter 2021 and 937 at the end of July 2021 New Merchant Boards New Merchant Boards Remain Strong Monthly New Merchant Boards in 2021 6

Gross Profit • Consumer Payments increased 24.1% to $33.9 million from $27.4 million • Commercial Payments decreased 12.7% to $2.4 million from $2.8 million ➢ CPX decreased 12.4% to $1.0 million from $1.1 million ➢ Managed Services decreased 12.8% to $1.4 million from $1.7 million • Integrated Partners decreased 13.3% to $3.3 million from $3.8 million ➢ Finxera contributed $2.8 million to Gross Profit in Q3 2021 ➢ RentPayment contributed $3.4 million to Gross Profit in Q3 2020 Gross Profit Growth (Decline) by Segment Third Quarter 2021 Gross Profit of $39.7 million increased 16.8% from $34.0 million in 2020 (dollars in millions) 7

Operating Expenses • Salaries and benefits of $11.9 million increased $1.9 million from $10.0 million in 2020 ➢ Includes Stock Based Compensation of $0.9 million in 2021 and $0.6 million in 2020 • SG&A of $7.2 million increased $0.5 million from $6.7 million in 2020 ➢ Includes Non-recurring expenses of $1.9 million in 2021 and $1.8 million in 2020 • Depreciation and amortization of $12.3 million increased $2.1 million from $10.3 million in 2020 Increase (Decrease) by Type Including non-recurring expenses Third Quarter 2021 Operating Expense of $31.5 million increased $4.6 million from $26.9 million in 2020 (dollars in millions) 8

Operating Income • Consumer Payments increased $3.6 million or 32.1% to $14.7 million from $11.1 million • Commercial Payments decreased $0.2 million to $0.0 million from $0.2 million • Integrated Partners increased $1.0 million to $1.2 million from $0.3 million • Corporate expense increased $3.1 million to $7.6 million from $4.5 million Third Quarter 2021 Operating Income of $8.3 million increased 17.2% from $7.0 million in 2020 Increase (Decrease) in Income from Operations by Segment (dollars in millions) 9

Interest Expense Third Quarter 2021 Interest expense of $8.2 million decreased by $5.3 million from $13.5 million in 2020 2021 2020 (dollars in millions) Components of Third Quarter Interest Expense 10 Third Quarter 2021 2020 Cash Interest & Fees 6.1$ 9.6$ PIK Interest - 3.2 Amortization of OID & DIC 2.1 0.7 8.2$ 13.5$

Other Income and Expense • Other income, net was comprised of: 11 Components of Third Quarter 2021 and 2020 Other Income (Expense) Third Quarter 2021 2020 (dollars in Millions) Other Income (Expense): Debt extinguishment and modification costs -$ (1.5)$ Gain RentPayment Sale1 - 107.2 Other income, net 0.1 0.2 Total Other Income (Expense) 0.1$ 105.9$ 1 Q3 2020 Includes $45.1M in Non-controlling Interest • Gain from RentPayment sale in Third Quarter 2020 was recorded as follows: (dollars in Millions, except per share) 2020 Line Item in Statement of Operations Gain on sale RentPayment $107.2 Other income Income tax expense (12.3) Income tax expense Net Income 94.9 Net Income Income attributable to non-controlling interests (45.1) Income attributable to non-controlling interests Net income attributable to common stockholders $49.8 Net income attributable to common stockholders Diluted shares outstanding (in Millions) 67.2 Diluted EPS $0.74 Contribution to Third Quarter 2020 EPS

12 Outstanding Debt Walk • New Borrowings related to Acquisition financing. • Debt net of unamortized discount and deferred financing costs: ➢ $626.2M at Q3 2021 ($6.2M Current ; $620.0M Long-Term) ➢ $321.2M at Q2 2021 ($3.0M Current ; $318.2M Long-Term)

13 Common Stock Outstanding Walk (shares in thousands) • Share Issuance related to Acquisition financing. • Common Stock outstanding does not include unvested Restricted Stock units, unexercised Warrants, and unexercised employee stock options.

14 Preferred Stock Walk (dollars in millions) • April Issuance refinanced subordinated debt and provided cash for Q2 tuck-in acquisitions • September Issuance related to Acquisition financing • Preferred Stock Net of Deferred Placement costs: ➢ $205.3M at September 2021 ➢ $133.8M at June 2021